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                                                                    EXHIBIT 21.1
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                         SUBSIDIARIES OF THE REGISTRANT

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
Name of Subsidiary                                               Jurisdiction of Organization
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
Affordable Property Holdings, LLC                                            Michigan
CAPREIT Tera Venture, LLC                                                    Maryland
FM Sponsor I, LLC                                                            Maryland
MMA Financial Bond Warehousing, LLC (formerly MEC Bond
   Warehousing, LLC)                                                         Maryland
MMA Financial Warehousing, LLC (formerly MEC Warehousing, LLC)               Maryland
Midland Advisory Services, Inc.                                              Michigan
MMA Capital Corporation (formerly Midland Capital Corporation)               Michigan
Midland Equity Corporation                                                   Florida
Midland Financial Holdings, Inc.                                             Florida
MMA Middle Tier I, LP (formerly Midland Middle Tier I, LP)                   Delaware
Midland Mortgage Investment Corporation                                      Florida
Midland Realty Investment Corporation                                        Florida
MMA Special Limited Partner, Inc. (formerly Midland Special
   Limited Partner, Inc.)                                                    Florida
MMA Special Partners Corporation (formerly Midland Special
   Partners Corporation)                                                     Washington
MMA Credit Enhancement I, LLC                                                Maryland
MMA Servicing, LLC                                                           Maryland
MMACap, LLC                                                                  Delaware
Municipal Mortgage & Equity, LLC Employee
     Compensation Trust                                                      Delaware
Municipal Mortgage Investments II, LLC                                       Maryland
Municipal Mortgage Investments III, LLC                                      Maryland
Municipal Mortgage Investments IV, LLC                                       Maryland
Municipal Mortgage Investments, LLC                                          Maryland
MuniMae Enhancement, LLC                                                     Maryland
MuniMae Investment Services Corporation                                      Maryland
MuniMae Midland Construction Finance, LLC                                    Maryland
MMA Financial Equity I, LLC (formerly MuniMae Midland
   Equity I, LLC)                                                            Maryland
MMA Financial Equity II, LLC (formerly MuniMae Midland
   Equity II, LLC)                                                           Maryland
MMA Financial Equity III, LLC (formerly MuniMae Midland
   Equity III, LLC)                                                          Maryland
MMA Financial Equity IV, LLC (formerly MuniMae Midland
   Equity IV, LLC                                                            Maryland
MMA Financial Equity Ventures, LLC (formerly MuniMae Midland
   Equity Ventures, LLC)                                                     Maryland
MMA Financial, LLC (formerly MuniMae Midland, LLC)                           Maryland
MuniMae Portfolio Services, LLC                                              Maryland
MuniMae Structured Finance, LLC                                              Maryland
MuniMae Swap Partner, LLC                                                    Maryland
MuniMae TE Bond Subsidiary, LLC                                              Maryland
MuniMae TEI Holdings, LLC                                                    Maryland
SCA Tax Exempt Trust                                                         Maryland
TE Bond Holder Associates Limited Partnership                                Maryland
Whitehawk Capital Fund IV, LLC                                               Maryland
WhiteHawk Capital, LLC (formerly Whitehawk Municipal
   Finance, LLC)                                                             Delaware
MMA Financial TC Corp                                                        Delaware
MMA Financial BFG Investments, LLC                                           Delaware
MMA Financial BFGLP, LLC                                                     Maryland
MMA Financial BFRP, Inc.                                                     Delaware
MMA Financial CDD Sponsor, LLC                                               Maryland
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